                                                         Exhibit 10.29



Form of Subordinated Convertible Debt Agreement dated October 1995, and schedule of advances, among UNICO, Inc., United Coupon Corporation, Cal-Central Marketing Corporation, Renaissance Capital Group, Inc. and Duncan Smith Company.

- --------------------------------------------------------------------------------

================================================================================
THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE SECURITIES LAWS ("STATE ACTS") AND SHALL NOT BE SOLD, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED UNLESS THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF LEGAL COUNSEL FOR THE COMPANY, OR SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO LEGAL COUNSEL FOR THE COMPANY, TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT REQUIRE REGISTRATION UNDER THE ACT AND THE STATE ACTS.
================================================================================

                                  UNICO, INC.
                           (A Delaware corporation)


                             10% CONVERTIBLE NOTE
                             --------------------
      $12,500                                                  No.DS7
      -------                                                  ------
                        Date of Issue: December 22, 1995
                        --------------------------------

     FOR VALUE RECEIVED, the undersigned maker, UNICO, INC., (a Delaware
                                                                --------
corporation, herein sometimes called "UNICO" OR "BORROWER") is indebted and, for value received, herewith unconditionally promises to pay to:

                       DUNCAN SMITH INVESTMENTS COMPANY
                       --------------------------------

      or to its order, (together with any assignee or successor in interest, jointly or severally, the "Holder" or "Lender") on or before October 1, 1997,
                                                             ---------------
(the "Due Date"), (unless this Note shall have been sooner called for redemption or presented for conversion as herein provided), the sum of Twelve Thousand Five
                                                            --------------------
Hundred Dollars ($12,500)(the "Principal Amount") and to pay interest on the
- ---------------
Principal Amount at the rate of Ten percent (10%) per annum as provided herein.
                                -----------------
In furtherance thereof, and in consideration of the premises, the Borrower covenant, promise and agree as follows:


  1. Interest: Interest on the Principal Amount outstanding from time to time
     --------
shall accrue at the rate of 10% per annum and be payable yearly commencing October 1, 1996 and subsequent payments made on the first day of each calendar
- ---------------
year thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Notes shall, to the extent permitted by applicable law, bear interest at the rate of 15% per annum. All payments of both principal and interest, shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof.

  2.  Maturity: If not sooner redeemed or converted, this Note shall mature on
      --------
October 1, 1997 at which time all then remaining unpaid principal, interest and
- ---------------
any other charges then due under the Loan Agreement shall be due and payable in full.

  3.  Redemption: Commencing on January 1, 1996, and after 90 days prior notice
      ----------                ---------------
as provided herein, the then remaining outstanding principal amount of the Note may, at the option of the Borrower and subject to the written notice requirements to the holder as provided herein, be redeemed, in whole but not in part; at par; plus, in each case, accrued interest to date of redemption. The Borrower may exercise this right to redeem prior to maturity by giving notice (the "Redemption Notice") thereof to the holder of this Note as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the holder may obtain payment), the total principal amount to be redeemed (such principal amount plus interest herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 90 days nor more than 120 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Note up to and including the Redemption Date, and shall pay to the holder a dollar amount equal to the Redemption Amount.

  5.  Conversion Right: The holder of this Note shall have the right, at
      ----------------
holder's option, at any time, to convert all, or, in multiples of $1,000, any part of this Note principal and accrued and unpaid interest into such number of fully paid and nonassessable shares of Common Stock, one cent (1(C)) par value,
                                                     ---------------
of Borrower (the "Common Stock") as shall be provided herein. The holder of this Note may exercise the conversion right by giving written notice (the "Conversion Notice") to Borrower of the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Note. The number of shares of Common Stock that shall be issuable upon conversion of the Note shall equal the face amount of the Note divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Note shall have been partially redeemed, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice is given (the "Conversion Date"). Within 10 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Note up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

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                                    Page 1

                                                        Issuers Initial  _______

- --------------------------------------------------------------------------------

  (a) Redemption: In the case of Notes called for redemption, the conversion rights will expire at the close of business on the redemption date.

  (b)   Conversion Price:

  (i)   Conversion Price: The Conversion Price per share  initially be
Twenty Five Cents per share (initially $0.25 per share); provided, however, that
                             -------------------------
the Conversion Price shall he subject to adjustment at the times and in accordance with the provisions hereunder.

  (ii) Adjustment for Issuance of Shares at less than the Conversion Price: If and whenever any additional shares of Common Stock shall be issued by Borrower (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in amount equal to the consideration per share received by the Borrower for the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Note into shares equal in amount to the same percentage interest in the Common Stock of the Borrower as existed for the Holder immediately preceding the Stock Issue Date.

  (iii) Sale of Shares: In case of the issuance of shares of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by Borrower for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then fair market value of the property received.

  (iv) Reclassification of Shares: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

  (v) Split up or Combination of Shares: In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

  (vi) Exceptions: The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Borrower (including Common Stock held in the treasury of Borrower), except (1) Common Stock issued upon the conversion of any of the Notes; (2) Common Stock issued upon exercise of any warrants or stock purchase options issued and outstanding as of the date of this Note; (3) Common Stock issued pursuant to exercise of any incentive stock option plan (including non-qualifying stock options) for the officers, directors, and certain other key personnel as defined in said stock option plan of Borrower currently established or as may be established in the future:

  (c)   Adjustment for Mergers, Consolidations, Etc.: In the event of:

  (i) distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Notes will be convertible into the kind and amount of securities, cash and other property which the holder of the Notes would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Notes immediately prior to the occurrence of such event.

  (ii) In case of any capital reorganization, reclassification of the stock of Borrower (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), or consolidation or merger of Borrower with or into another person or entity (other than a consolidation or merger in which Borrower is the continuing corporation and which does not result in any change in the Common Stock) or of the sale, exchange, lease, transfer or other disposition of all or substantially all of the properties and assets of Borrower as an entirety or the participation by Borrower in share exchange as the corporation the stock of which is to be acquired, this Note shall be convertible into the kind and number of shares of stock or other securities or property of Borrower (or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold, exchanged leased, transferred or otherwise disposed, or which was the corporation whose securities were exchanged for those of Borrower), to which the holder of the Note would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Note immediately prior to the occurrence of such event. The provisions of these foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, exchanges, leases, transfers or other dispositions or other share exchanges.

  (iii) The term "Fair Market Value", as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Borrower in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon, provided however that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

  (iv) Notice of Adjustment. (A) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Borrower shall give notice to the holder of this Note, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be

- --------------------------------------------------------------------------------
                                    Page 2

                                                          Issuers Initial ______

- --------------------------------------------------------------------------------

given on or before the earlier of 30 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Note. (B) Following completion of an event wherein the Conversion Price shall be adjusted, Borrower shall furnish to the holder of this Note a statement, signed by the Chief Executive Officer of Borrower, of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

  7. Reservation of Shares: Borrower warrants and agrees that it shall at all
     ----------------------
times reserve and keep available, free from preemptive rights, sufficient authorized and unissued, or of treasury, shares of Common Stock to effect conversion of this Note.

  8. Registration Rights: Shares issued upon conversion of this Note shall be
     --------------------
restricted from transfer by the holder except if, and unless, the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is duly exempt from registration.

  If the Holder exercises the rights to convert the note, or any part thereof, into shares of Common Stock of the Borrower, the Borrowers shall during the a three year period following such conversion, upon the written request of the Holder, take action to promptly file a registration statement under the Securities Act of 1933 with respect to the sale of such Common Stock. In the event that such request is given at a time that, in the reasonable judgment of the Directors of the Borrower, would cause an undue burden on the Borrower or would cause a material action or material disclosure so as to interfere with a material pending business transactions, such filing may be delayed for up to 90 days upon notification to Holder specifying the cause and circumstances involved.

  Holder shall cooperate with Borrower in providing information necessary for such filing. In the event that Holder proposes to distribute such securities through an underwriter, all costs and expenses of the underwriter, including any selling commissions, shall be paid by the Holder. The Borrower shall pay all filing fees and the fees and costs of legal counsel, accountants, and other persons employed by Borrower in completion of such filing and any distribution of the Common Stock, including printing expenses and qualification of such Common Stock for sale in a reasonable number of states. The Holder shall pay all costs of legal counsel, accountants and other persons employed by the Holder in completion of such filing and the distribution of the Common Stock.

  In the event that Borrower shall file a registration statement pursuant to request of a Holder, such patties shall cross-indemnify each other against any losses, claims, or damages based on any untrue statement or omission to state a material fact and in support thereof each party shall enter into an appropriate indemnification agreement in form and substance reasonably satisfactory to legal counsel for the Borrower.

  9. Taxes: The Borrower shall pay any documentary or other transactional taxes
     ------
attributable to the issuance or delivery of this Note or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof of, under which such Holder is organized or is qualified to do business.)

  10. Default:
      -------

  (a) Event of Default: An "Event of Default" shall exist if any one or more of the following events (herein collectively called "Events of Default") shall occur and be continuing:

  (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), when due or not later than 30 days thereof, any installment of interest on or principal of, any Note or any fee, expense or other payment required hereunder:

  (ii) Any representation or warranty made under this Loan Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

  (iii) Default shall occur in the performance of any of the covenants or agreements of Borrower or of its subsidiaries, if any, contained herein, or in any of the other Loan Documents, which is not remedied within thirty (30) days after written notice thereof to Borrower from Lender;

  (iv) Default shall occur in the payment of any material Indebtedness of the Borrower or its subsidiaries, if any, (other than the Obligation) or default shall occur in respect of any note, loan agreement or credit agreement relating to any such Indebtedness and such default shall continue for more than the period of grace, if any, specified therein and any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended. Default in the performance of any of the covenants or agreements of Borrower or its subsidiaries, if any, contained under the Loan Agreement, or in any of the other Loan Documents, which default is not remedied within thirty (30) days after written notice thereof to Borrower from Lender, provided that such 30 day grace period shall not apply to default of any payment requirement or notice covenant made by Borrower;

  (v) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

  (vi) Borrower or its subsidiaries, if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all, of such Person's assets, (B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due, (C) make a general assignment for the benefit of creditors, (D) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (E) file an answer admitting the material allegations of, or consent to, or default in answering, a
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                                    Page 3
                                                            Issuers Initial ____

- --------------------------------------------------------------------------------

petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding, or (F) take corporate action for the purpose of effecting any of the foregoing;

  (vii) An involuntary petition or complaint shall be filed against Borrower or any of its subsidiaries, if any, seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets; or

  (viii) Any final judgment(s) for the payment of money in excess of the sum of $250,000 in the aggregate shall be rendered against Borrower or any subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten
(10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment.

  (ix) The failure of Borrower to issue and deliver shares of Common Stock as provided herein upon conversion of the Note.

  (x) The failure to submit Lender's nominee, if any, for election to the Board of Directors of the Borrower or the removal of Lender's nominee from the Board of Directors of Borrower.

  (xi) The Common Stock of Borrower is suspended from trading on any exchange or on NASDAQ in excess of ten (10) trading days.

  (b) Remedies Upon Event of Default: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion, may deem necessary or appropriate:

  (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lender) of, and all interest then accrued but unpaid on, the Notes and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives, anything contained herein or in the Notes to the contrary notwithstanding.

  (ii) reduce any claim to judgment, and/or

  (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced

  (c) Remedies Non-exclusive: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Note or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

  (d) Expenses: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including Lenders attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Notes, or any Loan Document.

  11. Failure to Act and Waiver: No failure or delay by the holder hereof to
      --------------------------
require the performance of any term or terms of this Note nor to exercise any right, or any remedy shall constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Note, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Note to give notice of any failure or breach of the Borrower under this Note shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

  12. Consent to Jurisdiction: The Borrower hereby agrees and consents that any
      ------------------------
action, suit or proceeding arising out of this Note may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at the sole election of the holder hereof, and by the issuance and execution of this Note the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints CT Corporation, Dallas, Texas as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Note.

  13. Holders Right to Request Multiple Notes: The Holder shall, upon written
      ----------------------------------------
request and presentation of the Note, have the right, at any interest payment date, to request division of this Note into two or more units, each of such to be in such amounts as shall be requested; provided however that no Notes shall be issued in denominations of face amount less than $1,000.00.

  14. Transfer: This Note may be transferred on the books of the Borrower by the
      --------
registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed Assignment, substantially in the form attached hereto as Exhibit A, of the Note, or part thereof, to the proposed new Holder, along with a current notation of the amount of installments received and net Principal Amount yet unpaid, and presentment of such Note to the Borrower for issue of a replacement Note, or Notes, in the name of the new Holder and (ii) the designation by the new Holder of the Lender's
Agent for Notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole party authorized to represent Lender in regard to modification or waivers under the Note, the Loan Agreement, or other Loan Documents; and any action,
- --------------------------------------------------------------------------------
                                     Page 4
                                                        Issuers Initial_________

- --------------------------------------------------------------------------------
consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's Agent for Notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Notes, as such holders are recorded on the books of the Borrower.

  The Borrower shall be entitled to treat any holder of record of the Note as the Holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Note in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas.

  15.  Notices: All notices and communications under this Note shall be in
       --------
writing and shall be either delivered in person and accompanied by a signed receipt therefor, or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement or alternatively, at the option of the holder, at Borrower's registered address in the State of Texas; and, (ii) if to the holder of this Note, to the address (a) of such holder as it appears on the books of the Borrower if, or (b) in the case of a partial assignment to one or more holders, to the Lender's Agent for Notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

  16.  Rights under Loan Agreement: This Note is issued pursuant to that certain
       ----------------------------
Convertible Note Loan Agreement and those certain Collateral Securities Agreements dated as of October 20, 1995 by and between UNICO, Inc. as Borrower,
                       ----------------                -----------
and its wholly owned subsidiaries, United Coupon Corporation and Cal-Central Marketing Corporation as Guarantors, and RENAISSANCE CAPITAL PARTNERS, LTD. AND
                                         --------------------------------------
DUNCAN SMITH COMPANY as Lenders (the "Loan Agreement") and the holder hereof is
- --------------------
entitled to all the rights and benefits, and subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified in Section 11.07 thereof. Both Borrower, Guarantor and Lenders have participated in the negotiation and preparation of the Loan Agreement and of this Note. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holder at the offices of Borrower. The terms and provisions of the agreements referred to above are for the benefit of the parties thereto and their successors and assigns and shall not benefit any person not a party to such agreements.

  17.  Collateral Security Agreement and Sharing Agreement between Lendors.
       --------------------------------------------------------------------
Notwithstanding that each Holder is extending separate loans to Borrower, each such loan is extended in reliance upon the Holder obtaining a security interest in the same respective collateral as specified in the Collateral Security Agreement. It is the agreement and understanding of the Borrower and each Holder that the relative rights of each Holder of a Convertible Note issued pursuant to the Convertible Note Loan Agreement of October 20, 1995 is that all such Holders shall have an equal priority status in the Collateral with any rights to Collateral or the proceeds thereof to be allocated pro-rata to the Holders based on then outstanding unpaid principal and interest under the Notes. In the event of a default under the Convertible Note Loan Agreement or any other agreement with Holders, either Holder may upon notice to the Borrower and the other Holders, declare its Note due and pursue its remedies under the Loan Agreement, the Notes or the Collateral Security Agreement and commencement of action by one party shall be deemed a commencement of action by all parities unless specifically waived by any party. A waiver or extension by one Holder shall not be binding on the other Holders without their consent and except for notice requirements in the event of action on default, one Holder shall not be obligated to the other in respect to their rights or dealings with the Borrower or any Guarantors.

  17.  GOVERNING LAW: THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED
       --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, OR, WHERE APPLICABLE, THE LAWS OF THE UNITED STATES.

  IN WITNESS WHEREOF, the undersigned Borrower has caused this Note to be duly executed under its corporate seal on the Date of Issue above stated.

  Attest                             BORROWER
                                     --------
                                     UNICO Inc.
by: /s/ (SIGNATURE APPEARS HERE)
   ----------------------------
   Title: Secretary                  by: /s/ Doug Frans
                                        ----------------------------
                                        Title: President

- --------------------------------------------------------------------------------
                          ACKNOWLEDGMENT FOR BORROWER
                          ---------------------------
State of Texas     )
County of Dallas   )

On the 22nd day of Dec., 1995, before me personally appeared Douglas Frans, known to me, who by me being duly sworn deposed and said: that he is the President of UNICO, Inc. a Delaware corporation, and the corporation described in and which executed the foregoing instrument; that the foregoing instrument has been duly authorized by the Board of Directors of the corporation; that he has been duly ordered and has the power to execute such instrument as the binding obligation of the corporation and has signed his name thereto by such order; and that the seal affixed to the instrument is the seal of such corporation and it was affixed to this instrument by such order, or, if no seal is affixed then, no seal is required to authenticate the instrument as the binding act and agreement of such corporation.


My Commission Expires                           /s/ Cynthia S. Nelson
                                                ---------------------------
[NOTARY SEAL APPEARS HERE]                      Notary Public
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                    Page 5

                                                    Issuers Initial _______

- --------------------------------------------------------------------------------

                                    GUARANTY
                                    --------

     For value received, the undersigned, United Coupon Corporation and Cal-Central Marketing Corporation, (jointly and severally "Guarantor" or "Guarantors") do jointly and severally guaranty to the Holders and to each of them and their assigns and successors in interest the due and faithful payment in full of the principal and interest due under this Convertible Note. This Guaranty is secured by the grant to the Holder of a security interest in certain Collateral owned by the undersigned Guarantors as provided in the Collateral Security Agreement of October 20, 1995.

Dated as of December 7, 1995              GUARANTOR
                                          ---------
Attest                                    United Coupon Corporation

by:/s/ (SIGNATURE APPEARS HERE)
   ----------------------------           by: /s/ Doug Frans
Title: Secretary                             ---------------------------------
                                          Title: Chairman


Dated as of December 7, 1995              GUARANTOR
                                          ---------
Attest                                    Cal-Central Marketing Corporation

by:/s/ (SIGNATURE APPEARS HERE)
   ----------------------------           by: /s/ Doug Frans
Title: Secretary                             ---------------------------------
                                          Title: Chief Executive Officer

- --------------------------------------------------------------------------------
                          ACKNOWLEDGMENT FOR GUARANTOR
                          ----------------------------
State of Texas     )
County of Dallas   )

On the 22nd day of Dec., 1995, before me personally appeared Doug Frans, known to me, who by me being duly sworn deposed and said: that he is the Chairman of United Coupon Corporation a corporation, and the corporation described in and which executed the foregoing instrument; that the foregoing instrument has been duly authorized by the Board of Directors of the corporation; that he has been duly ordered and has the power to execute such instrument as the binding obligation of the corporation and has signed his name thereto by such order; and that the seal affixed to the instrument is the seal of such corporation and it was affixed to this instrument by such order, or, if no seal is affixed then, no seal is required to authenticate the instrument as the binding act and agreement of such corporation.


My Commission Expires                           /s/ Cynthia S. Nelson
                                                ---------------------------
[NOTARY SEAL APPEARS HERE]                      Notary Public
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
                          ACKNOWLEDGMENT FOR GUARANTOR
                          ----------------------------
State of Texas     )
County of Dallas   )

On the 22nd day of Dec., 1995, before me personally appeared Doug Frans, known to me, who by me being duly sworn deposed and said: that he is the CEO of Cal-Central Marketing Corporation, a Florida corporation, and the corporation described in and which executed the foregoing instrument; that the foregoing instrument has been duly authorized by the Board of Directors of the corporation; that he has been duly ordered and has the power to execute such instrument as the binding obligation of the corporation and has signed his name thereto by such order; and that the seal affixed to the instrument is the seal of such corporation and it was affixed to this instrument by such order, or, if no seal is affixed then, no seal is required to authenticate the instrument as the binding act and agreement of such corporation.


My Commission Expires                           /s/ Cynthia S. Nelson
                                                ---------------------------
[NOTARY SEAL APPEARS HERE]                      Notary Public
- --------------------------------------------------------------------------------



- --------------------------------------------------------------------------------
                                    Page 6

                                                            Issuers Initial ____

                                  UNICO, Inc.
                             10% Convertible Note

                             Schedule of Advances
                            As of December 3l, 1995

                       Date                       Amount
                       ----                       ------
                     10-20-95                   $ 37,500
                     10-23-95                     37,500
                     11-02-95                     47,500
                     11-03-95                     18,000
                     11-13-95                      8,000
                     11-22-95                     50,000
                     12-07-95                     50,000
                     12-22-95                     25,000
                                                 -------
                      Total Advanced            $273,500
                                                 =======